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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   OCTOBER 15, 2004
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                 1-13926                 76-0321760
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:   (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 8.01.  OTHER EVENTS

         On October 15, 2004, the Board of Directors ("Board") of Diamond Offshore Drilling, Inc. (the "Company") appointed Vice Admiral Paul G. Gaffney II, USN (Ret.) to the Company's Board of Directors. The Board determined that Vice Admiral Gaffney is an independent director under the corporate governance rules of the New York Stock Exchange. The Board did not immediately appoint Vice Admiral Gaffney to serve on any committees, although it may do so in the future.

         There are no understandings or arrangements between Vice Admiral Gaffney and any other person pursuant to which he was selected as a director of the Company. Vice Admiral Gaffney has been elected to serve until the next annual meeting of stockholders of the Company.

         On October 15, 2004, the Company issued a press release announcing the appointment of Vice Admiral Gaffney to the Board. Filed herewith is a copy of such press release.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

     Exhibit number        Description
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         99.1              Press Release of October 15, 2004


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND OFFSHORE DRILLING, INC.


                                          By: /s/ William C. Long
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                                                William C. Long
                                                Vice President, General Counsel
                                                and Secretary

Dated:  October 15, 2004


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                                  EXHIBIT INDEX


     Exhibit number        Description
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          99.1             Press Release of October 15, 2004